Exhibit (j)




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 98 to the Registration Statement on Form N-1A of our report dated October 9, 2000, relating to the Statement of Changes in Net Assets and Financial Highlights for the period from December 6, 1999 to August 31, 2000 for Neuberger Berman Century Fund, the Statement of Changes in Net Assets and Financial Highlights for the period from May 1, 2000 to August 31, 2000 for Neuberger Berman Technology Fund, the Statements of Changes in Net Assets for the year ended August 31, 2000 for Neuberger Berman Manhattan Fund, Neuberger Berman Millennium Fund, Neuberger Berman Regency Fund and Neuberger Berman Socially Responsive Fund, the Financial Highlights for the four fiscal years ended through August 31, 2000 for Neuberger Berman Manhattan Fund and Neuberger Berman Socially Responsive Fund, and the Financial Highlights for the two fiscal periods ended through August 31, 2000 for Neuberger Berman Regency Fund and Neuberger Berman Millennium Fund which appear in the August 31, 2000 Annual Report to Shareholders of Neuberger Berman Equity Funds which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Accountants" and "Financial Statements" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP
-------------------------------------
PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 2001

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated July 31, 2000, and to all references to our Firm, with respect to the series Neuberger Berman Fasciano Fund, included in or made a part of this Registration Statement of Neuberger Berman Equity Funds.


/s/ Arthur Andersen LLP
-----------------------
ARTHUR ANDERSEN LLP

Chicago, Illinois
December 14, 2001

                          INDEPENDENT AUDITORS' CONSENT





The Board of Trustees
Neuberger Berman Equity Funds:


We consent to the use of our reports for the Neuberger Berman Century Fund, Neuberger Berman Manhattan Fund, Neuberger Berman Millennium Fund, Neuberger Berman Regency Fund, Neuberger Berman Socially Responsive Fund, and Neuberger Berman Technology Fund, six funds of Wells Fargo Equity Funds, dated October 5, 2001, incorporated herein by reference, and to the references to our firm under the headings, "FINANCIAL HIGHLIGHTS" in the prospectus and "INDEPENDENT AUDITORS" in the statement of additional information.



                                                        /s/ KPMG LLP
                                                      ------------------------
                                                      KPMG LLP


Boston, MA
December 15, 2001

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights"  in  the  Prospectus  and  "Independent   Auditors"  and  "Financial
Statements" in the Statement of Additional Information in Post-Effective Amendment Number 98 to the Registration Statement (Form N-1A, No. 2-11357) of Neuberger Berman Equity Funds, and to the incorporation by reference of our reports dated August 3, 2001 for Neuberger Berman Fasciano Fund (a series of Neuberger Berman Equity Funds) included in the June 30, 2001 Annual Reports to Shareholders of Neuberger Berman Equity Funds and October 5, 2001 for Neuberger Berman Fasciano Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Fund and Neuberger Berman Partners Fund (six of the series of Neuberger Berman Equity Funds) included in the August 31, 2001 Annual Reports to Shareholders of Neuberger Berman Equity Funds, respectively.



                                            /s/ Ernst & Young LLP
                                          ------------------------------
                                          Ernst & Young LLP


Boston, Massachusetts
December 14, 2001